Exhibit 10.5

                          CONSENT AND WAIVER AGREEMENT


      THIS CONSENT AND WAIVER AGREEMENT (this "Agreement"), dated as of May 31, 2005, is by and among CAERUS, INC. ("Caerus"), VOLO COMMUNICATIONS, INC.("Volo"), CAERUS NETWORKS, INC., CAERUS BILLING, INC. and the subsidiaries of Volo that are signatories hereto (collectively, "Borrowers"), and CEDAR BOULEVARD LEASE FUNDING, LLC (the "Lender").

      WHEREAS, the Borrowers and the Lender are parties to that certain Subordinated Loan and Security Agreement, dated as of June 1, 2004 (as amended, the "Credit Agreement"), pursuant to which the Borrowers established a credit facility with the Lender;

      WHEREAS, in connection with the Credit Agreement, the Borrowers issued to Lender a Secured Subordinate Promissory Note in the principal amount of $7,000,000 (the "Note");

      WHEREAS, the Borrowers are in default under the Credit Agreement and the Note;

      WHEREAS, the Borrowers intend to enter into a merger (the "Merger") with Volo Acquisition Corp., a wholly-owned subsidiary of VoIP, Inc. ("VoIP"); and

      WHEREAS, it is a condition to the completion of the Merger that the Lender consent to certain matters and waives certain rights and defaults.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement hereby agree as follows:

      1. Amendments to Credit Agreement. The Credit is hereby amended as follows:

      (a) The definition of "Loan Documents" in Section 1.01 of the Credit is amended to include that certain Guaranty and that certain Security Agreement, each dated as of May 31, 2005 by VoIP, Inc., eGlobalphone, VoIP Solutions, Inc., DTNet Technologies and VoIP Americas and Lender.

      (b) A new Section 9.01(o) is hereby added as follows:

            "(o) A default shall exist under any other agreement with Lender or any of Lender's affiliates."

      (c) Sections 2.01 (f), 2.03 (d) and 6.01 (j) are hereby deleted.

      (d) The Note and Section 2.01(e) is hereby amended such that the payment due on June 1, 2005 shall equal the accrued but unpaid interest through May 31, 2005, in the amount of $53,446.

      (e) The Note and Section 2.01(e) is hereby amended such that the payment due on July 1, 2005 and each subsequent payment until the Maturity Date shall equal either:

      (i) If between now and July 1, 2005, VoIP has consummated any debt or equity financing of $4,000,000 or more in aggregate:

            A. commencing with the payment due on July 1, 2005, regular monthly principal and interest payments of $234,175.38 will be reinstated and will be due on the first day of each month until the Maturity Date, with the deferred principal in the amount of $180,729.36 resulting from the interest only period in June 2005 also being payable at the Maturity Date, together with any accrued but unpaid interest on such principal.

      (ii) If between now and July 1, 2005, VoIP has not consummated any debt or equity financing of $4,000,000 or more in aggregate:

            A. the payment due on July 1, 2005 shall equal the accrued but unpaid interest through June 30, 2005, in the amount of $53,446, and

            B. commencing with the payment due on August 1, 2005, regular monthly principal and interest payments of $234,175.38 will be reinstated and will be due on the first day of each month until the Maturity Date, with the deferred principal in the amount of $361,458.72 resulting from the interest only periods in June and July 2005 also being payable at the Maturity Date, together with any accrued but unpaid interest on such principal.

(f) In addition to any other rights that Lender may have to purchase capital stock of VoIP or any Borrower, as additional consideration for Lender's consent to the Merger and Lender's agreement to amend the Loan Agreement as provided herein, Lender shall have the right to purchase from VoIP, at the exercise price per share equal to $1.18 (as adjusted pursuant to the terms of the Warrant to be issued by VoIP evidencing such right):

      (i) 100,000 shares of VoIP common stock; VoIP shall promptly, and in no event more than ten (10) days after the date hereof, deliver to Lender a Warrant duly executed by VoIP evidencing such rights on substantially the same terms as set forth in those certain Warrant Agreements between Lender and Caerus;

      (ii) If between now and July 1, 2005, VoIP has not consummated any debt or equity financing of $4,000,000 or more in aggregate, an additional 100,000 shares of VoIP common stock; VoIP shall promptly, and in no event more than ten (10) days after the date hereof, deliver to Lender a Warrant duly executed by VoIP evidencing such rights, condition on the occurrence of said debt or equity financing and on substantially the same terms as set forth in those certain Warrant Agreements between Lender and Caerus.

      2. Conditions Precedent. This Agreement shall not be effective unless and until each of the following conditions precedent are either satisfied or waived in writing by Lender (the "Closing Date"):

            (a) The Merger shall be consummated substantially on the terms set forth in that certain Agreement and Plan of Merger, between VoIP and Caerus, dated as of May 31, 2005.

            (b) VoIP and its subsidiaries shall enter into and deliver a Guaranty Agreement (the "Guaranty Agreement"), in form acceptable to Lender in its sole and absolute discretion, guarantying payment and performance of all of the Borrowers' obligations under the Credit Agreement and each of the other Loan Agreements (as defined in the Credit Agreement).

            (c) VoIP and its subsidiaries shall enter into and deliver a Security Agreement (the "Security Agreement"), in form acceptable to Lender in its sole and absolute discretion, granting to Lender a security interest in all of its personal property as security for VoIP's obligations under the Guaranty Agreement. Lender shall subordinate its Liens in the personal property of VoIP and its subsidiaries, other than the Borrowers, to the Liens in favor of any future Senior Creditor to the extent such Liens secure Senior Debt . For purposes of this Agreement (i) "Senior Creditor" shall mean a bank, insurance company, pension fund, or accredited investor, or a syndicate of such institutional lenders that provides Senior Debt financing to VoIP and its subsidiaries; provided, that Senior Creditor shall not include any officer, director, or insider of VoIP or any of its subsidiaries, or any affiliate of the foregoing Persons except upon the express written consent of Lender, (ii) "Senior Debt" shall mean any and all indebtedness and obligations for borrowed money (including principal, premium (if any), interest, fees, charges, expenses, costs, professional fees and expenses, and reimbursement obligations) at any time owing by VoIP to Senior Creditor under the Senior Loan Documents, including such amounts as may accrue or be incurred before or after default or workout or the commencement of any liquidation, dissolution, bankruptcy, receivership or reorganization by or against Borrower; provided, that Senior Debt shall not include debt exceeding five million and No/100 Dollars ($5,000,000.00) outstanding at any one time, and (iii) "Senior Loan Documents" means a loan agreement between Borrower and Senior Creditor and any other agreement, security agreement, document, promissory note, UCC financing statement, or instrument executed by Borrower in favor of Senior Creditor pursuant to or in connection with the Senior Debt, as the same may from time to time be amended, modified, supplemented, extended, renewed, restated or replaced.

            (d) VoIP and its subsidiaries shall execute, or cause to be executed, and deliver to Lender any and all instruments or documents necessary or desirable to give effect to the Guaranty Agreement and the Security Agreement or to perfect Lender's security interest in any collateral under the Security Agreement, including specifically all financing statements, control agreements, motor vehicle titles with Lender's lien noted thereon, landlord waivers, mortgagee waivers and subordination agreements and the delivery to Lender of stock certificates evidencing any securities owned by VoIP.

            (e) The Closing Date shall occur on or before June 3, 2005.

      3. Consent and Waiver of Rights. The Lender hereby (a) consents to the Merger and waives Section 7.01(f) of the Credit Agreement in connection with the Merger; and (b) waives the existing Events of Default under the Credit Agreement identified on Exhibit A hereto (the "Existing Defaults"). Lender acknowledges that, other than the Existing Defaults, it is not aware of the existence of any other Default or Event of Default existing as of the date hereof.

      4. No Further Waiver. Other than with respect to the Existing Defaults, Lender has not waived and is not by this Agreement waiving, any Events of Default which may exist or be continuing as of the date hereof or any Events of Default which may occur after the date hereof (whether the same or similar to the Existing Defaults or otherwise). Other than with respect to Existing Defaults, Lender reserves the right, in its discretion, to exercise any or all of its rights and remedies under the Credit Agreement or any of the other Loan Documents (as defined in the Credit Agreement) as a result of any Events of Default that may be continuing as of the date hereof or any Event of Default that may occur after the date hereof, and Lender has not waived any of such rights or remedies, and nothing in this Agreement, and no delay on its part in exercising any such rights or remedies, should be construed as a waiver of any such rights or remedies.

      5. Lender's Subordination Rights. To the extent that the Lender has rights senior to the holders of any other indebtedness of the Borrowers, whether by contract, at law or in equity, the Lender hereby covenants and agrees that, notwithstanding the repayment in full of all or a part of the Note, it will not release or transfer its right to maintain seniority over any such other indebtedness.

      6. Notices. All notices and communications to be given or otherwise made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopier or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, or by overnight courier, addressed to such party at the address set forth below:

                   (a) if to the Borrowers, to:

                           Caerus, Inc.
                           151 South Wymore Road, Suite 3000
                           Altamonte Springs, Florida  32714
                           Attention:   Shawn Lewis

                           with a copy to:

                           Pillsbury Winthrop
                           1540 Broadway
                           New York, New York  10036
                           Attention:   Ronald Fleming, Esq.

                           and,

                           Andrews Kurth, LLP
                           Attn:  Ronald L. Brown
                           1717 Main St., Suite 3700
                           Dallas, TX  75201

                   (b) if to the Lender, to:

                           Cedar Boulevard Lease Funding, LLC
                           22 South Main Street, Suite 1
                           Topsfield, MA 01983
                           Attention:  Jan Haas

                   (c) with a copy to:

                           Winston & Strawn LLP
                           101 California Street, 39th Floor
                           San Francisco, California  94111
                           Attention:  John D. Fredericks

or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith.

      7. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and the respective successors and permitted assigns of the parties hereto.

      8. Entire Agreement. This Agreement and the other writings referred to herein contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

      9. Further Assurances. The Lender agrees to execute and deliver such additional documents as may be reasonably requested by the Borrowers to effect or more fully reflect the transactions contemplated by this Agreement.

      10. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

      11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

      12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and to be performed wholly therein (without reference to any principles of conflicts of laws).

      13. Warrants. Upon the Closing of the Merger, the Lender's warrants to acquire $2,026,675 of Caerus' preferred stock shall be deemed to be exercised for a net of 734,862 shares of Series A Preferred Stock, which will be exchanged for 764,991 shares of the unregistered common stock of VoIP, and such shares will not be subject to the Escrow Agreement.



                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties have entered into this Agreement to be effective as of the date first above written.

LENDER:

CEDAR BOULEVARD LEASE FUNDING LLC,
a Delaware limited liability company


By:     /s/ Constantine Dakolias
   -----------------------------
Name:   Constantine Dakolias
      --------------------------
Title:  Chief Credit Officer
       -------------------------


BORROWERS:
CAERUS, INC.,                                                     VOLO COMMUNICATIONS, INC.,
a Delaware corporation                                            a Delaware corporation


By:      /s/ Shawn M. Lewis                                       By:      /s/ Shawn M. Lewis
   --------------------------------------------------                ------------------------
Name:    Shawn M. Lewis                                           Name:    Shawn M. Lewis
Title:   President                                                Title:   President



CAERUS NETWORKS, INC.,                                            CAERUS BILLING, INC.,
a Delaware corporation                                            a Delaware corporation


By:      /s/ Shawn M. Lewis                                       By:      /s/ Shawn M. Lewis
   --------------------------------------------------                ------------------------
Name:    Shawn M. Lewis                                           Name:    Shawn M. Lewis
Title:   President                                                Title:   President



VOLO COMMUNICATIONS OF ARIZONA, INC.,                             VOLO COMMUNICATIONS OF CALIFORNIA, INC.,
a Delaware corporation                                            a Delaware corporation


By:      /s/ Shawn M. Lewis                                       By:      /s/ Shawn M. Lewis
   --------------------------------------------------                ------------------------
Name:    Shawn M. Lewis                                           Name:    Shawn M. Lewis
Title:   President                                                Title:   President

                             Signature Page 1 of 4


VOLO COMMUNICATIONS OF COLORADO, INC., a Delaware corporation     VOLO COMMUNICATIONS OF CONNECTICUT, INC., a Delaware
                                                                  corporation

By:      /s/ Shawn M. Lewis                                       By:      /s/ Shawn M. Lewis
   --------------------------------------------------                ------------------------
Name:    Shawn M. Lewis                                           Name:    Shawn M. Lewis
Title:   President                                                Title:   President



VOLO COMMUNICATIONS OF DELAWARE, INC., a Delaware corporation     VOLO COMMUNICATIONS OF FLORIDA, INC., d/b/a Volo
                                                                  Communications Group of Florida, Inc., a Delaware
                                                                  corporation

By:      /s/ Shawn M. Lewis                                       By:      /s/ Shawn M. Lewis
   --------------------------------------------------                ------------------------
Name:    Shawn M. Lewis                                           Name:    Shawn M. Lewis
Title:   President                                                Title:   President



VOLO COMMUNICATIONS OF GEORGIA, INC., a Delaware corporation      VOLO COMMUNICATIONS OF IDAHO, INC., a Delaware
                                                                  corporation

By:      /s/ Shawn M. Lewis                                       By:      /s/ Shawn M. Lewis
   --------------------------------------------------                ------------------------
Name:    Shawn M. Lewis                                           Name:    Shawn M. Lewis
Title:   President                                                Title:   President



VOLO COMMUNICATIONS OF ILLINOIS, INC., a Delaware corporation     VOLO COMMUNICATIONS OF INDIANA, INC., a Delaware
                                                                  corporation

By:      /s/ Shawn M. Lewis                                       By:      /s/ Shawn M. Lewis
   --------------------------------------------------                ------------------------
Name:    Shawn M. Lewis                                           Name:    Shawn M. Lewis
Title:   President                                                Title:   President



VOLO COMMUNICATIONS OF MARYLAND, INC., a Delaware corporation     VOLO COMMUNICATIONS OF MASSACHUSETTS, INC., a Delaware
                                                                  corporation

By:      /s/ Shawn M. Lewis                                       By:      /s/ Shawn M. Lewis
   --------------------------------------------------                ------------------------
Name:    Shawn M. Lewis                                           Name:    Shawn M. Lewis
Title:   President                                                Title:   President


                             Signature Page 2 of 4


VOLO COMMUNICATIONS OF MICHIGAN, INC., a Delaware corporation     VOLO COMMUNICATIONS OF NEVADA, INC., a Delaware
                                                                  corporation

By:      /s/ Shawn M. Lewis                                       By:      /s/ Shawn M. Lewis
   --------------------------------------------------                ------------------------
Name:    Shawn M. Lewis                                           Name:    Shawn M. Lewis
Title:   President                                                Title:   President



VOLO COMMUNICATIONS OF NEW HAMPSHIRE, INC., a Delaware            VOLO COMMUNICATIONS OF NEW JERSEY, INC., a Delaware
corporation                                                       corporation


By:      /s/ Shawn M. Lewis                                       By:      /s/ Shawn M. Lewis
   --------------------------------------------------                ------------------------
Name:    Shawn M. Lewis                                           Name:    Shawn M. Lewis
Title:   President                                                Title:   President



VOLO COMMUNICATIONS OF NEW YORK, INC., a Delaware corporation     VOLO COMMUNICATIONS OF NORTH CAROLINA, INC., a Delaware
                                                                  corporation

By:      /s/ Shawn M. Lewis                                       By:      /s/ Shawn M. Lewis
   --------------------------------------------------                ------------------------
Name:    Shawn M. Lewis                                           Name:    Shawn M. Lewis
Title:   President                                                Title:   President



VOLO COMMUNICATIONS OF OHIO, INC., a Delaware corporation         VOLO COMMUNICATIONS OF PENNSYLVANIA, INC., a Delaware
                                                                  corporation

By:      /s/ Shawn M. Lewis                                       By:      /s/ Shawn M. Lewis
   --------------------------------------------------                ------------------------
Name:    Shawn M. Lewis                                           Name:    Shawn M. Lewis
Title:   President                                                Title:   President



VOLO COMMUNICATIONS OF RHODE ISLAND, INC., a Delaware             VOLO COMMUNICATIONS OF TEXAS, INC., a Delaware
corporation                                                       corporation


By:      /s/ Shawn M. Lewis                                       By:      /s/ Shawn M. Lewis
   --------------------------------------------------                ------------------------
Name:    Shawn M. Lewis                                           Name:    Shawn M. Lewis
Title:   President                                                Title:   President

                             Signature Page 3 of 4


VOLO COMMUNICATIONS OF VERMONT, INC., a Delaware corporation      VOLO COMMUNICATIONS OF VIRGINIA, INC., a Delaware
                                                                  corporation

By:      /s/ Shawn M. Lewis                                       By:      /s/ Shawn M. Lewis
   --------------------------------------------------                ------------------------
Name:    Shawn M. Lewis                                           Name:    Shawn M. Lewis
Title:   President                                                Title:   President



VOLO COMMUNICATIONS OF WASHINGTON, INC., a Delaware corporation   VOLO COMMUNICATIONS OF WISCONSIN, INC., a Delaware
                                                                  corporation

By:      /s/ Shawn M. Lewis                                       By:      /s/ Shawn M. Lewis
   --------------------------------------------------                ------------------------
Name:    Shawn M. Lewis                                           Name:    Shawn M. Lewis
Title:   President                                                Title:   President



VOLO COMMUNICATIONS OF SOUTH CAROLINA, INC., a Delaware corporation


By:      /s/ Shawn M. Lewis
   --------------------------------------------------
Name:    Shawn M. Lewis
Title:   President


                             Signature Page 4 of 4

                          ACKNOWLEDGEMENT AND AGREEMENT

VOIP, INC. a Texas corporation ("VoIP"), EGLOBALPHONE, INC. a Florida corporation, VOIP SOLUTIONS, INC., a Florida corporation, DTNET TECHNOLOGIES, INC. a Florida corporation, and VOIP AMERICAS, INC. a Florida corporation, each acknowledge and consent to the each of the terms of this Agreement and VoIP also agrees to be bound by and to deliver the warrants pursuant to Section 1(g) hereof.


VOIP, INC. a Texas  corporation               EGLOBALPHONE, INC. a Florida corporation


By:    /s/ Steven Ivester                     By:    /s/ Steven Ivester
Name:  Steven Ivester                         Name:  Steven Ivester
Title: Chief Executive Officer                Title: Chief Executive Officer

VOIP SOLUTIONS, INC., a Florida corporation   DTNET TECHNOLOGIES, INC. a Florida corporation


By:     /s/ Steven Ivester                    By:      /s/ Steven Ivester
   -----------------------------------------     ------------------------
Name:   Steven Ivester                        Name:  Steven Ivester
     ---------------------------------------       ----------------------
Title:  Chief Executive Officer               Title:  Chief Executive Officer
      --------------------------------------         ------------------------

VOIP AMERICAS, INC. a Florida corporation


By:    /s/ Steven Ivester
    --------------------------
Name:  Steven Ivester
      ------------------------
Title: Chief Executive Officer
      ------------------------


                             Signature Page 5 of 5

                                    EXHIBIT A

                         TO WAIVER AND CONSENT AGREEMENT

1. Borrowers' failure to deliver audited financial statements for fiscal year 2004 by March 31, 2005 in violation of Section 4.01(a) of the Credit Agreement.

2. Borrowers' failure to deliver Monthly Compliance Certificates, signed by CEO and CFO for all months up to and including May, 2005 in violation of Section 6.01(j) of the Credit Agreement.

3. Borrowers' failure to deliver the first or second quarter 2004 reviewed financial statements in violation Section 6.01(o) of the Credit Agreement.

4. Borrowers have not filed 2003 federal and state income tax returns, nor any county property tax returns in violation of 6.01(a).

5. Borrowers distributed $140,682 between June 1, 2004 and March 31, 2005 to Shawn Lewis in violation Sections 7.01(e) and 7.01(g) of the Credit Agreement.

6. Borrowers' Cash Balance (as defined in the Credit Agreement) is less than $250,000 in violation of Section 7.01(l) of the Credit Agreement.

7. Borrowers failed to provide Lender with 5-day notice of each of the foregoing Events of Default in violation of Section 4.01(b)